HC2 HOLDINGS, INC. Investor Presentation © HC2 Holdings, Inc. 2018 October 2018

Company Overview

HC2 Holdings, Inc. (NYSE: HCHC)

Who We Are

- Publicly traded diversified holding company with portfolio of uncorrelated assets and investments
- Permanent capital
- Strategic and financial partner
- Team of visionaries

What We Do

- Buy and build companies
- Partner with operating management teams to execute business plans
- Deliver sustainable value for shareholders

© 2018 HC2 Holdings, Inc.
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Why Invest in the HC2 Approach?

- **Diverse portfolio of uncorrelated assets and investments across multiple industries**
- **Unique combination of operating entities accessible through one investment**
  - Controlling stakes in leading, stable, cash flow generating businesses
- **Active management methodology to creating shareholder value by driving asset and capital appreciation of subsidiary and investment holdings**
  - Long-term strategy allows management teams the ability to execute business plans
- **Continue to drive organic and inorganic growth; Increasing "Core Operating Subsidiary" Revenue and Adjusted EBITDA**
- **Well-positioned with financial flexibility to opportunistically capitalize and build platform in both public and private markets**
  - Rigorous commitment to realize synergies and optimize resources
  - Approach focused on control / implied control of acquisitions & investments
- **Continued focus on both cash flow and growth opportunities provides stakeholders with a unique balance of stability**
- **Look to not only create, but ultimately extract and monetize value where appropriate**

© 2018 HC2 Holdings, Inc.
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How HC2 Builds Value

Clear focus on delivering sustainable value for all stakeholders

- Value operator with long-term outlook
- Acquire controlling equity interests in diverse industries creating value through growth in operating subsidiaries
- Strong capital base allows funding of subsidiary growth
- Speed of execution, while maintaining rigorous diligence, provides HC2 a competitive advantage over traditional private equity firms

Envision

- Seek to build value over the long-term
- Leadership team's expansive network results in unique deal flow
- Target a barbell investment strategy
  - Stable cash flow generation
  - Early-stage companies with option value

Empower Management

- Partner with experienced management teams
- Establish specific operating objectives and clear growth plans
- Provide financial expertise
- Help execute strategy

Execute

- Focus on speed of execution
- Capitalize on opportunities to create, extract and monetize value
- Realize synergies and optimize resources
- Deliver sustainable value


Envision
Empower
Execute

© 2018 HC2 Holdings, Inc.
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HC2's Diversified Portfolio

HC2

Core Operating Subsidiaries

Construction: DBM Global (SCHUFF)

- One of the largest steel fabrication and erection companies in the U.S.
- Offers full suite of integrated steel construction and professional services
- Pending acquisition of GrayWolf Industrial, entry into heavy maintenance and repair industry
- 92.5% ownership
- LTM 6/30/18 Revenue: $663.2 million
- LTM 6/30/18 Adjusted EBITDA: $57.4 million

DBM GLOBAL

Marine Services: GMSL

- Leading provider of subsea cable installation, maintenance and protection in telecom, offshore power and oil & gas
- JV's with Huawei Marine Networks & S.B. Submarine Systems (China Telecom)
- 72.5% ownership
- LTM 6/30/18 Revenue: $194.0 million
- LTM 6/30/18 Adjusted EBITDA: $42.0 million

Global Marine

Energy: ANG

- Premier distributor of natural gas motor fuel throughout the U.S.
- Currently own or operate ~40 natural gas fueling stations throughout United States
- 67.7% ownership
- LTM 6/30/18 Revenue: $19.6 million
- LTM 6/30/18 Adjusted EBITDA: $4.3 million

ANG™ AMERICAN NATURAL GAS

Telecommunications: PTGi ICS

- International wholesale telecom service company
- Global sales presence
- Internal and scalable offshore back office operations
- 100% ownership
- LTM 6/30/18 Revenue: $742.4 million
- LTM 6/30/18 Adjusted EBITDA: $5.5 million

PTGi International Carrier Services

Core Financial Services Subsidiaries

Insurance: CIG

- Platform to invest in long-term care (LTC) portfolio of assets
- Initially acquired American Financial Group's LTC assets
- Ring Fenced Liabilities – No Parent Guarantees
- 100% ownership
- ~$68.7m of statutory surplus
- ~$85.4m total adjusted capital
- ~$1.5b cash & invested assets
- Recently closed acquisition of Humana's $2.4b LTC assets: ~$155 - $175 million pro-forma statutory surplus; ~$185-$205 million pro-forma total adjusted capital

CONTINENTAL LTC INC.

Early Stage and Other Holdings

Life Sciences: PANSEND

- **BeneVir:** Oncolytic viral immunotherapy for treatment of solid cancer tumors; Sold to Janssen Biotech (Johnson & Johnson) for up to $1.04 billion 2Q18
- **MediBeacon:** Unique non-invasive real-time monitoring of kidney function; MediBeacon recently granted Breakthrough Device designation from the FDA; MediBeacon's device is intended to measure GFR in patients with impaired or normal kidney function
- **R2 Dermatology:** Medical device to brighten skin based on Mass. General Hospital technology
- **Genovel:** Novel, Patented, "Mini Knee" and "Anatomical Knee" replacements
- **Triple Ring Technologies:** R&D engineering company specializing in medical devices, homeland security, imaging, sensors, optics, fluidics, robotics & mobile healthcare

BeneVir
MediBeacon
R2
GENOVEL
TRIPLE RING technologies

Broadcasting:

- **HC2 Broadcasting Holdings** Capitalizing on Over-the-Air broadcast opportunities

DTV America
MAKO
OTA BROADCASTING
Azteca America
3ABN

Other:

- **704Games (Formerly DMR)** Owns worldwide exclusive licensing rights to NASCAR® simulation style racing titles

704GAMES

All data as of equity ownership percentages and CIG metrics are as of June 30, 2018; Humana acquisition closed on 8/9/18

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Significant Value Creation  Since inception in 2014, HC2: – Increased market capitalization from ~$46 million to ~$240 million and increased revenues from ~$230 million to ~$1.6 billion – Received ~$200 million in total dividends, distributions, tax share and asset management fees from subsidiaries and investments  Since HC2’s acquisition of DBM Global in 2014, DBM: – Increased Adjusted EBITDA by ~93% and increased backlog from ~$400 million to ~$656 million (6/30/18) with a record high of ~$723 million (4Q’17) – DBM’s projects/customers have included the Inglewood NFL Stadium (LA Rams / LA Chargers), Apple, Google, Facebook, Tesla, etc.  Since HC2’s acquisition of Global Marine in 2014, Global Marine: – Successfully renewed all three of its critical, long-term telecom maintenance agreements, representing approximately half of the world’s contracted telecom maintenance zones – Renewed its fleet of marine assets through strategic acquisitions and substantially reduced debt and pension liabilities by ~31% – Huawei Marine joint venture profit, of which Global Marine owns 49%, increased from ~$2 million in 2014 to ~$40 million in FY17; Increased cash/equivalents/securities from ~$16 million to ~$73 million in the same period – Huawei Marine joint venture recently implemented a long-term annual dividend policy  Since HC2’s initial investment in American Natural Gas in 2014, ANG: – Increased its Compressed Natural Gas (“CNG”) fueling station footprint to ~40 stations across the United States from two stations at the time of HC2’s initial investment – Increased annual gasoline-gallon equivalents to ~12 million and increased the flow of Renewable Natural Gas (“RNG”) through the ANG stations  Since HC2’s acquisition of PTGi-ICS in 2014, PTGi-ICS: – Increased Adjusted EBITDA from a loss generating business at the time of HC2’s acquisition to ~$5.5 million in the LTM period ended 6/30/18  Since HC2’s initial acquisition of the long-term care assets from American Financial Group in 2015, our insurance subsidiary: – Has grown platform assets to approximately $4.1 billion in cash, cash equivalents and invested assets and has more than doubled its total adjusted capital base, through its recently completed acquisition of Humana’s long-term care insurance business – Built a powerful insurance platform, including a team over 100 insurance professionals based in Austin, Texas, which has served as a competitive advantage in acquiring books of business – Provides a valuable fee stream through various asset management fees, providing a source of upstream liquidity to HC2  Since HC2’s initial investment in the Life Sciences Platform in 2014: – BeneVir Biopharm was acquired by Janssen Biotech, Inc., (Johnson & Johnson) for up to $1.04 billion; $140 million upfront cash payment and ~$900 million of pre-determined milestones (Pansend owned ~76% of BeneVir); HC2’s total investment in BeneVir was ~$8 million – MediBeacon recently granted Breakthrough Device designation from the FDA; MediBeacon’s device is intended to measure GFR in patients with impaired or normal kidney function – R2 Dermatology received two U.S. Food and Drug Administration (“FDA”) approvals  Since HC2’s initial broadcast acquisitions in 2017: – HC2 has acquired spectrum and licenses to cover a significant part of the U.S. – Currently have over 160 operational stations, including 13 full-power stations, 49 Class A stations and 102 low power stations* – Currently have an additional ~400 silent licenses and construction permits in over 130 U.S. Markets including nine of the top 10 markets nationwide *Includes closed and pending transactions © 2 0 1 8 H C 2 H O L D I N G S , I NC. 14

Recent Developments Overview:  DBM Global  DBM Global recently announced the pending acquisition of GrayWolf Industrial for a purchase price of $135.0 million at ~6.9x EBITDA multiple. Benefits of the acquisition include:  Strategic entry into the heavy maintenance and repair industry, providing critical diversification and expansion of DBM Global’s product and service offerings  Immediately accretive to EBITDA, minimal capital expenditure requirements and strong free cash flow generation  Identified acquisition cost synergies and broader value proposition to combined customer base  Offsets cyclicality of commercial and industrial construction markets  Global Marine Group  Global Marine recently began a process to explore strategic alternatives, including a possible sale, that will capitalize on the substantial value creation since acquisition in 2014  Net proceeds from potential sale would be used by HC2 to pay down senior secured debt  In the third quarter, shareholders of Global Marine’s HMN joint venture, implemented a long-term annual dividend policy. As a result of this new policy:  Global Marine received a $9.8 million cash dividend in the third quarter and will receive an additional $4.9M in 4Q18 and $4.9M in 2Q19  Going forward, annual dividends to be distributed at a minimum of 30% of cumulative distributable net profits providing a more stable source of incremental liquidity to Global Marine  Continental General Insurance Company (“CGIC”)  CGIC recently closed the previously announced acquisition of the long-term care insurance business, KMG America Corporation (“KMG”) from Humana, Inc.  The acquisition more than doubled CGIC’s total adjusted capital base and the combined investment portfolio allows for increased asset management fees, providing an important source of upstream liquidity to HC2  Going forward, estimated $15 to $17 million management fee annually, post KMG Acquisition  Life Sciences  On October 22, 2018, HC2 announced that MediBeacon, Inc., a portfolio company within Pansend, was granted Breakthrough Device designation by the U.S. Food and Drug Administration for a device intended to measure Golmerular Filtration Rate in patients with impaired or normal renal function © 2 0 1 8 H C 2 H O L D I N G S , I NC. 15

Preliminary Third Quarter 2018 Financial Highlights* Overview:  Net Revenue  We expect to record net revenue for the third quarter of 2018 consistent with our previously reported net revenue for the second quarter of 2018  Our net revenue attributable to our Core Operating Subsidiaries for the third quarter of 2018 is expected to total approximately $433 million for the three months ended September 30, 2018, comprised as follows:  Construction of approximately $195 million, Marine Services of approximately $45 million, Energy of approximately $5 million and Telecommunications of approximately $188 million  Cash and Cash Equivalents  As of September 30, 2018, HC2 had consolidated cash, cash equivalents of approximately $832 million, of which approximately $44 million was held at HC2 and approximately $749 million in the Insurance Segment  Debt  As of September 30, 2018, consolidated debt was approximately $707 million, which included $510 million in aggregate principal amount of Existing Notes and approximately $197 million of subsidiary debt  Adjusted EBITDA – Core Operating Subsidiaries  HC2 expects to record total Adjusted EBITDA for HC2’s core operating segments, which consist of Construction, Marine Services, Energy and Telecommunications, of between $24 to $29 million for the three month period ended September 30, 2018, comprised as follows:  Construction of approximately $15 to $17 million, Marine Services of approximately $7 to $9 million, Energy of approximately $1 million and Telecommunications of approximately $1 to $2 million *HC2 estimates of such preliminary financial data are based solely on information available to HC2 as of the date hereof and are subject to change. Accordingly, you should not place undue reliance on such preliminary data. Actual results remain subject to the completion of management's final review, as well as the review by HC2’s independent registered accounting firm, and HC2’s other financial closing procedures © 2 0 1 8 H C 2 H O L D I N G S , I NC. 16

Segment Detail

DBM Global Inc.



L.A. Rams



Apple



Sacramento Kings

Business Description:

- DBM Global Inc. is focused on delivering world class, sustainable value to its clients through a highly collaborative portfolio of companies which provide better designs, more efficient construction and superior asset management solutions
- The Company offers integrated steel construction services from a single source and professional services which include design-assist, design-build, engineering, BIM participation, 3D steel modeling/detailing, fabrication, advanced field erection, project management and state-of-the-art steel management systems
- Major market segments include commercial, healthcare, convention centers, stadiums, gaming and hospitality, mixed use and retail, industrial, public works, bridges, transportation and international projects

Select Management:

- Rustin Roach – President and CEO
- Michael Hill – CFO and Treasurer
- Scott Sherman – VP, General Counsel
- Shane Metzger - COO



DC United

Select Customers:

TARGET, CATERPILLAR, WILSHIRE GRAND, VOLVO, KAISER PERMANENTE, amazon, CITYCENTER, DOW, IKEA, Banner Health, SFO, PHX, intel, Google, facebook, THE PALAZZO Las Vegas, Sacramento Kings, Arizona Cardinals, GM

© 2018 HC2 Holdings, Inc. 19

DBM Global Inc.

	Core Activities	Products & Service Offerings	Industries Served	
SCHUFF STEEL	• The largest structural steel fabricator and erector in the U.S. • In-house structural & design engineering expertise	• Structural Steel fabrication • Steel erection services • Structural engineering & design services • Preconstruction engineering services • BIM (Building Information Modeling) • Project Mgmt (proprietary SIMS platform)	• Commercial • Conv. & Event Centers • Energy • Government • Healthcare	• Industrial & Mining • Infrastructure • Leisure • Retail • Transportation
GrayWolf Industrial	• Provides specialty maintenance, repair & installation services in the US. • Organized in four business segments – Titan Contracting, Inco Services, Milco National, & Titan Fabricators	• Extensive track record delivering complex service and maintenance type projects for the power, petrochemical, pulp & paper, and refinery end markets • 60% of revenue is service contracts	• Petrochemical • Power • Pulp & paper • Oil refineries	
MSS	• Assets of Mountain States Steel became part of Schuff Steel (4Q17) • Mountain States Steel has a modern fabrication facility located on approximately 32 acres in Lindon, Utah.	• Extensive track record delivering structural steel for iconic projects throughout the Western United States: San Francisco-Oakland Bay Bridge, Alameda Corridor Transportation Authority Bridge, Mile High Stadium, Paris Hotel & Casino in Las Vegas, etc.	• Bridge • Infrastructure • Leisure	
SCHUFF STEEL MANAGEMENT COMPANY	• Provides structural steel fabrication & erection services for smaller projects leveraging subcontractors and in-house project managers	• Structural Steel fabrication (subcontracted) • Steel erection services (subcontracted) • Project Mgmt (proprietary SIMS platform)	• Commercial • Government • Healthcare	• Leisure • Retail • Transportation
AITKEN	• Manufactures equipment for use in the petrochemical oil & gas industries, such as: pollution control scrubbers, tunnel liners, pressure vessels, strainers, filters & separators	• Design engineering • Fabrication services	• Petrochemical • Oil & gas infrastructure • Pipelines	
pdc	• A highly experienced global Detailing and 3D BIM Modelling company	• Steel Detailing • 3D BIM Modelling • BIM Management • Integrated Project Delivery (IPD) • 3D Animation and Visualization	• Commercial • Conv. & Event Ctrs • Energy • Government • Healthcare	• Industrial & Mining • Infrastructure • Leisure • Retail • Transportation
BDS VirCon	• A global Building Information Modelling (BIM), Steel Detailing and Rebar Detailing firm	• Steel Detailing • Rebar Detailing • 3D BIM Modelling • Connection Design • Forensic Modelling & Animation	• Commercial • Conv. & Event Ctrs • Energy • Government • Healthcare	• Industrial & Mining • Infrastructure • Leisure • Retail • Transportation
CANDRAFTVSI	• The premiere Bridge and Complex Structures Detailing and Building Information Modelling (BIM) firm in N.A.	• Bridge Detailing • Steel Detailing • 3D BIM Modelling • Connection Design	• Bridge • Commercial • Conv. & Event Ctrs	• Energy • Government • Infrastructure

© 2018 HC2 Holdings, Inc.
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DBM Global Historical Financial Summary ($USD millions) Revenue Adjusted EBITDA $700.0 $663.2 $70.0 20.0% $59.9 18.0% $600.0 $579.0 $60.0 $57.4 16.0% $502.7 $51.6 $500.0 $50.0 14.0% 11.9% 12.0% $400.0 $40.0 8.9% 8.7% 10.0% $300.0 $30.0 8.0% $200.0 $20.0 6.0% 4.0% $100.0 $10.0 2.0% $0.0 $0.0 0.0% 2016 2017 LTM 6/30/18 2016 2017 LTM 6/30/18 Adj. EBITDA Adj. EBITDA Margin Free Cash Flow(1) Backlog $70.0 $800.0 $675.4 $60.0 $55.7 $55.2 $49.2 $600.0 $50.0 $40.0 $400.0 $723.4 $30.0 $656.4 $503.5 $20.0 $200.0 $10.0 $4.0 $9.3 $6.4 $0.0 $4.2 $2.4 $2.2 $0.0 2016 2017 LTM 6/30/18 2016 2017 6/30/2018 Total Backlog is $675.4 million inclusive of Maintenance CapEx Growth CapEx FCF contracts awarded, but not yet signed 1. Free Cash Flow defined as Adjusted EBITDA less Maintenance Capital Expenditures. © 2 0 1 8 H C 2 H O L D I N G S , I NC. 21

GrayWolf Industrial Inc. ("GrayWolf")

Business Description	Blue Chip Customer Base
◆ GrayWolf, which DBM Global is under contract to acquire, is a leader in industrial services focusing on highly complex, labor-intensive specialty maintenance, repair and installation services to diverse end markets across a national footprint ◆ The Company has built a reputation for high quality service over its nearly 40 year operating history, through a leading safety record, superior service quality, national scale, local relationships and access to skilled labor	Dynegy, Big Rivers, ExxonMobil, Duke Energy, Chevron, Georgia-Pacific, GE, Calpine, Formosa Plastics, Siemens, Arkema, ConocoPhillips

	TITAN CONTRACTING	INCO SERVICES	MILCO NATIONAL CONSTRUCTORS	TITAN FABRICATORS
Business Overview	◆ Specialty mechanical contracting services	◆ Specialty construction solutions to the pulp and paper and other processing markets	◆ Turnarounds, tank construction, and piping, among a broad service offering	◆ Custom steel fabrication for heavy industrial markets
Services Overview	◆ Plant maintenance ◆ Specialty welding ◆ Equipment setting / rigging ◆ Mechanical construction ◆ Modularization ◆ Piping ◆ Tanks and vessels	◆ Plant maintenance ◆ Process piping ◆ Equipment, tanks, and vessels fabrication and erection ◆ Engineering, procurement, and ◆ construction ◆ Civil, mechanical, and electrical construction	◆ Plant maintenance ◆ Specialty welding ◆ Equipment setting / rigging ◆ Piping systems ◆ Tanks and vessels ◆ Fabrication ◆ General mechanical construction	◆ Engineering ◆ Design ◆ Modularization ◆ Custom mechanical services ◆ Pipe fabrication ◆ Tanks and vessels ◆ Machining
Primary End Markets	◆ Power ◆ Petrochemical ◆ Refining ◆ Industrial ◆ Water treatment	◆ Pulp & paper ◆ Petrochemical ◆ Industrial ◆ Metals, mining & minerals	◆ Power ◆ Refining ◆ Petrochemical ◆ Water treatment ◆ Industrial	◆ Heavy industrial

© 2018 HC2 Holdings, Inc.
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GrayWolf Industrial Inc. (“GrayWolf”) Strategic Rationale:  GrayWolf Industrial provides DBM Global with an entry into the heavy maintenance and repair industry, diversifying its revenue stream from large commercial construction projects while capitalizing on strong customer relationships with prime contracts and a culture focused on ROI when bidding and pricing work  GrayWolf substantially increases DBM’s exposure to recurring maintenance work, providing increased revenue stability and visibility  The acquisition increases the combined business’ exposure to industrial build, diversifying away from more cyclical commercial construction market  GrayWolf’s asset light business model requires minimal capital expenditure spend which translates to higher free cash flow conversion  DBM management believes the GrayWolf acquisition will allow for the combined company to cross sell its products amongst its current customer base and provide meaningful synergies related to accounting and consolidated back office expenses Transaction Overview:  The purchase price for the acquisition is $135.0 million or ~6.9x 2017 Adjusted EBITDA(1) of $19.7 million which represents a compelling multiple given comparable transactions in the sector  The acquisition is expected to be financed by an $80.0 million Term Loan financing at DBM Global, $40.0 million of common or preferred stock issued by DBM Global, debt issued by DBM Global, or a combination thereof and $15.0 million of cash from DBM  Additionally, DBM Global’s ABL Revolver is expected to be upsized to $90.0 million with this transaction 1. GrayWolf Adjusted EBITDA represents normalized EBITDA view, which excludes certain expenses management believes will not be continuing post-acquisition in order to © 2 0 1 8 H C 2 H O L D I N G S , I NC. 23 better reflect ongoing earnings capacity

HC2

GLOBAL MARINE | GROUP



Global Marine Group - Business Description:

"Engineering a Clean and Connected Future"

- Leading provider of offshore marine engineering delivered via three business units
- Founded in 1850 - Headquartered in UK with major regional hub in Singapore

Select Management:

- Dick Fagerstal – Executive Chairman
- Ian Douglas – Chief Executive Officer

Global Marine Highlights:

- Fiber optic cable solutions to the telecommunications and oil & gas markets
- Installed roughly 21% of the world's subsea fiber optic cable, amounting to 300,000km
- In maintenance, Global Marine benefits from long-term contracts with high renewal rates; Responsible for 385,000km of the total 1,200,000 km of global in-service cable
- Significant opportunities in Telecom through 49% owned strategic joint ventures with Huawei Technologies (HMN) and China Telecom (SBSS)

CWind Highlights:

- Power cable and asset management services to the offshore renewables & utilities
- Through it's Complete Cable Care package recognised for speedy mobilisation in power cable repair solutions
- CWind delivers a broad spectrum of topside and subsea services to developers and has experience at almost 50 wind farms to date
- CWind is recognized for having the most fuel efficient Crew Transport Vessel (CTV) fleet in the market
- CWind Taiwan joint venture launched in Q1 2018 to support the growing Taiwan offshore renewables market

Global Offshore Highlights:

- Trenching and power cable lay services to the oil & gas industry
- To date, the Global Offshore team has been involved in the installation of more than 470 power cables
- Market-leading Q1400 trenching system effective in the harshest of seas and most challenging of seabed conditions
- Completed work on six UK and two European wind farms to date
- Multiple operations in oil & gas for major oil companies such as Shell and BP



Select Customers:

Technip, T-Mobile, SENVION, Sprint, SIEMENS, at&t, RWE, SingTel, PRYSMIAN, bp, e.on, AkerBP, tampnet, VATTENFALL, Ørsted, Shell

© 2018 HC2 Holdings, Inc. 24

HC2
GLOBAL MARINE | GROUP

	Global Marine	CWIND	Global Offshore
Core Activities	**Maintenance** • Provision of vessels on standby to repair fiber optic telecom cables in defined geographic zones • Location of fault, cable recovery, jointing and re-deployment of cables • Operation of depots storing cable and spare parts across the globe • Management of customer data through the life of the cable system	**Wind Farm** • Offshore wind planning, construction and operations & maintenance support services • Fleet of Crew Transfer Vessels (CTVs) which have a historically high utilisation and are positioned 4th in the overall CTV market • Over 250 certified & experienced personnel including technicians, riggers, slingers, lifting supervisors & foremen • Offshore training facility	**Trenching** • Trenching of cables, rigid & flexible pipelines and umbilicals • Precision installation in challenging seabed environments utilizing the market-leading Q1400 which able to perform jet trenching in soils of up to 100KPA • Providing maximum, long-term protection of assets • Engineering support & project management
	Fiber Optic Cable Installation • Provision of turnkey repeated telecom systems via Huawei Marine ("HMN") joint-venture • Installation contracts for telecom customers • Services include route planning, route survey, cable mapping, route engineering, laying, trenching and burial at all depths • Fiber optic communications infrastructure to offshore platforms	**Power Cable Installation & Repair** • Installation for inter-array power cables for offshore wind market • Maintenance provision, including cable storage, power joint development and vessel availability • Offshore wind planning, Interconnector installation • Services include route planning, route survey, cable mapping, route engineering, laying, trenching and burial at all depths	**Power Cable Installation** • Planning, installation, burial, storage, testing, locating, recovering and maintaining subsea cables and other subsea assets • Modern assets including the Global Symphony and the Q1400 trenching system • Approximately 400 m² of available space aft of the cable lay spread, allowing space for up to ten 20 foot containers of cable protection system • 470 power cables installed to date
Vessels	• Cable Retriever • Wave Sentinel • Cable Innovator • C.S. Sovereign • CS Recorder • Networker • Global Symphony	• 18 owned & 3 Crew Transfer Vessels on long-term charter • C.S. Sovereign • CS Recorder • Global Symphony • ASV Pioneer	• Global Symphony • ASV Pioneer
Joint Ventures	• Sino British Submarine Systems in Asia (SBSS): Joint venture (49%) with China Telecom • Huawei Marine; Joint venture (49%) with Huawei Technologies • International Cableship Pte Ltd ("ICPL") • Joint venture (30%) with SingTel and ASEAN Cableship • SCDPL; Joint venture (40%) with SingTel	• CWind Training(100%) • Sino British Submarine Systems in Asia (SBSS): Joint venture (49%) with China Telecom • CWind Taiwan; joint venture (51%) with International Ocean Vessel Technical Consultant (IOVTEC)	

© 2018 HC2 HOLDINGS, INC.
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Historical Financial Summary ($USD millions) Revenue Adjusted EBITDA $194.0 $200.0 $60.0 60.0% $169.5 $161.9 $59.8 $50.0 50.0% $44.0 $150.0 $42.0 $37.0 $51.1 $41.2 $40.0 40.0% $42.4 $38.4 $27.2 $100.0 $30.0 25.4% 26.0% 30.0% 21.6% $20.0 20.0% $50.0 $86.5 $91.2 $91.8 $10.0 10.0% $0.0 $0.0 0.0% 2016 2017 LTM 6/30/18 2016 2017 LTM 6/30/18 Maintenance Telecom Install O&G / Power Install Adj. EBITDA Adj. EBITDA Margin Capital Expenditures Free Cash Flow(1) $60.0 $60.0 $50.0 $50.0 $40.7 $40.0 $40.0 $35.5 $30.0 $30.0 $30.0 $19.9 $20.0 $20.0 $12.2 $10.5 $7.9 $10.0 $6.5 $10.0 $7.2 $12.0 $5.7 $0.0 $3.3 $0.0 2016 2017 LTM 6/30/18 2016 2017 LTM 6/30/18 Maintenance CapEx Growth CapEx 1. Free Cash Flow defined as Adjusted EBITDA less Maintenance Capital Expenditures. © 2 0 1 8 H C 2 H O L D I N G S , I NC. 26

American Natural Gas

Business Description:

- Designs, builds, owns, operates and maintains compressed natural gas commercial fueling stations for transportation
- Building a premier nationwide network of publically accessible heavy duty CNG fueling stations throughout the United States designed and located to serve fleet customers
  - Completed the integration & upgrade of 18 fueling stations acquired in 2016; ~40 stations currently owned or operated nationwide
  - Expect to expand station footprint via organic and select M&A opportunities
- Founded in 2011, with headquarters in Saratoga Springs, New York

ANG™ AMERICAN NATURAL GAS

Select Management:

- Drew West – Founder and Chief Executive Officer

"Fueling the Future"

Currently ~40 stations owned or operated in 14 states across the United States*



Why CNG?:

- American transportation sector is rapidly converting from foreign-dependent diesel fuel to clean burning natural gas:
  - Substantially reduces emissions
  - Extends truck life
  - Significantly reduces fuel cost
- Given the cost effectiveness of CNG, its environmental friendliness and the abundance of natural gas reserves in the United States, CNG is a leading candidate for alternatives to gasoline and diesel for the motor vehicle market

© 2018 HC2 Holdings, Inc.
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PTGi International Carrier Services ("PTGi ICS")

Business Description:

- International wholesale telecom service company providing voice and data call termination to the telecom industry worldwide
- Provides transit and termination of telephone calls through its own global network of next-generation IP soft switches and media gateways, connecting the networks of incumbent telephone companies, mobile operators and OTT companies worldwide
- Restructured in 2014, PTGi ICS now delivers industry leading technology via best of breed sales and operational support teams
  - 2Q18: Thirteenth consecutive quarter of positive Adjusted EBITDA
- In business since 1997, recognized as a trusted business partner globally
- Headquartered in Herndon, Virginia with representation across North America, South America, the Middle East, CIS, Asia, Romania and the UK

Select Management:

- Craig Denson – Chief Executive Officer



© 2018 HC2 Holdings, Inc.

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Continental Insurance Group

Business Description:

- The formation of Continental Insurance Group ("CIG") in April 2015 to invest in the insurance sector is consistent with HC2's overall strategy of taking advantage of dislocated and undervalued operating businesses
- Through CIG, HC2 intends to build an attractive platform of insurance businesses
- "Ring Fenced" Liabilities – No Parent Guarantees
- In December 2015, Continental LTC Inc. ("CLI"), a wholly owned subsidiary of CIG, completed the acquisition of American Financial Group's long-term care and life insurance businesses, United Teacher Associates Insurance Company ("UTAIC") and Continental General Insurance Company ("CGIC")
- In 2016, HC2 merged UTAIC into CGIC to form a single Texas-domiciled life insurance company, CGIC, and unlock cost and capital efficiencies
- Key measures as of June 30, 2018:
  - Statutory Surplus ~$68.7million - Total Adjusted Capital ~$85.4 million
  - GAAP Assets of ~$2.1 billion / Cash and Invested Assets ~$1.5 billion

CONTINENTAL LTC INC.

Completed Acquisition of Humana's Long-Term Care Insurance Business*

- Total Adjusted Capital ~$150 million; ~$2.4 billion of cash, cash equivalents and invested assets as of June 30, 2018
- Immediately accretive to Continental's Risk Based Capital ratio and Statutory Surplus
- Inclusive of the acquired Humana assets, Continental has approximately ~$4.1 billion in cash, cash equivalents and invested assets
  - ~$155 - $175 million pro-forma statutory surplus
  - ~$185 - $205 million pro-forma total adjusted capital

Select Management:

- James P. Corcoran – Executive Chair
  - James has extensive experience in the insurance industry on both the corporate and regulatory side as the former Superintendent of Insurance of the State of New York

All data as of June 30, 2018 unless otherwise noted
**Humana acquisition closed on 8/9/18*

© 2018 HC2 Holdings, Inc.
29

HC2 Pansend

HC2's Pansend Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products

BeneVir	• Recently completed sale to Janssen Biotech, Inc. (Johnson & Johnson) for up to $1.04 billion (2Q18); $8m total investment • 76% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors • Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion • Benevir's T-Stealth is a second generation oncolytic virus with new features and new intellectual property • BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth) • Granted new patent entitled *"Oncolytic Herpes Simplex Virus and Therapeutic Uses Thereof"*, covering the composition of matter for Stealth-1H, BeneVir's lead oncolytic immunotherapy, as well as other platform assets (2Q17)
R2 dermatology	• 74% equity ownership of dermatology company focused on lightening and brightening skin • Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan • Over $20 billion global market • Received Food and Drug Administration approval for the R2 Dermal Cooling System (4Q16) • Received Food and Drug Administration approval for second generation R2 Dermal Cooling System (2Q17)
GENOVEL	• 80% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee. • "Mini-Knee" for early osteoarthritis of the knee; "Anatomical Knee" – A Novel Total Knee Replacement • Strong patent portfolio
MediBeacon	• 50% equity ownership in company with unique technology and device for monitoring of real-time kidney function • Current standard diagnostic tests measure kidney function are often inaccurate and not real-time • MediBeacon's Optical Renal Function Monitor will be first and only, non-invasive system to enable real-time, direct monitoring of renal function at point-of-care • $3.5 billion potential market • Successfully completed a key clinical study of its unique, real-time kidney monitoring system on subjects with impaired kidney function at Washington University in St. Louis. (1Q17) • Recently granted Breakthrough Device designation from the FDA
Triple Ring technologies	• Profitable technology and product development company • Areas of expertise include medical devices, homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare • Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space • Contract R&D market growing rapidly • Customers include Fortune 500 companies and start-ups

All data as of June 30, 2018 unless otherwise noted

© 2018 HC2 Holdings, Inc.

Note: Equity ownership percentages do not reflect fully diluted amounts, except BeneVir, which reflects fully diluted ownership at the time of disposition.

30

HC2 Broadcasting Holdings Inc.

Business Description*

- HC2 Broadcasting Holdings Inc., a subsidiary of HC2 Holdings, has strategically acquired broadcast assets across the United States
- HC2's broadcast vision is to capitalize on the opportunities to bring valuable content to more viewers over-the-air and position the company for a changing media landscape

DTV America | MAKO Communications LLC | Azteca America | 3ABN | OTA Broadcasting



UNITED STATES
WASHINGTON
MONTANA
NORTH DAKOTA
MINNESOTA
OREGON
IDAHO
SOUTH DAKOTA
WYOMING
NEBRASKA
NEVADA
UTAH
COLORADO
KANSAS
MISSOURI
CALIFORNIA
ARIZONA
NEW MEXICO
TEXAS
LOUISIANA
MISSISSIPPI
TENNESSEE
OHIO
WEST VIRGINIA
VIRGINIA
NORTH CAROLINA
NEW YORK
PENNSYLVANIA
VERMONT
NEW HAMPSHIRE
MAINE

Legend

- 30 MHz or more
- 24 MHz
- 18 MHz
- 12 MHz
- 6 MHz

Broadcast Television Stations: Key Metrics**

- Operational Stations: 164
  - Full-Power Stations: 13
  - Class A Stations: 49
  - LPTV Stations: 102
- Silent Licenses & Construction Permits: ~400
- U.S. Markets: >130
- Total Footprint Covers Approximately 60% of the U.S. Population

Select Management:

- Kurt Hanson – Chief Technology Officer, HC2 Broadcasting Holdings
- Louis Libin – Managing Director, Strategy, HC2 Broadcasting Holdings
- Les Levi – Chief Operating Officer, HC2 Broadcasting Holdings
- Rebecca Hanson – General Counsel, HC2 Broadcasting Holdings
- Manuel Abud – President and CEO, Azteca America

* Map based on 2010 population data; footprint includes pending FCC assignment applications as of August 7, 2018
** Metrics include pending transactions as of August 7, 2018.

© 2018 HC2 Holdings, Inc.

31

Financial Overview

HC2

Segment Financial Summary

($m)		Q2 2018	Q1 2018	FY 2017	Q4 2017	Q3 2017	Q2 2017	Q1 2017	FY 2016
Adjusted EBITDA	**Core Operating Subsidiaries**								
	Construction	$15.5	$10.0	$51.6	$15.1	$16.8	$11.1	$8.6	$59.9
	Marine Services	20.4	(2.4)	44.0	15.3	8.8	3.6	16.3	41.2
	Energy	3.0	0.7	2.9	0.4	0.3	1.0	1.2	2.5
	Telecom	1.3	1.1	6.9	1.6	1.5	2.2	1.7	5.6
	Total Core Operating	**$40.2**	**$9.3**	**$105.5**	**$32.4**	**$27.3**	**$17.9**	**$27.8**	**$109.1**
	Early Stage and Other Holdings								
	Life Sciences	($4.9)	($4.4)	($22.4)	($5.2)	($8.2)	($4.9)	($4.1)	($12.0)
	Broadcasting	(6.2)	(5.1)	(0.8)	(0.8)	0.0	0.0	0.0	0.0
	Other	(1.0)	(0.2)	(2.3)	2.1	(1.1)	(2.2)	(1.2)	(11.2)
	Total Early Stage and Other	**($12.1)**	**($9.6)**	**($25.5)**	**($3.9)**	**($9.3)**	**($7.1)**	**($5.2)**	**($23.2)**
	Non-Operating Corporate	($5.4)	($6.7)	($29.2)	($8.7)	($8.3)	($6.3)	($5.9)	($25.7)
	Total HC2 (excluding Insurance)	**$22.7**	**($6.9)**	**$50.8**	**$19.7**	**$9.8**	**$4.6**	**$16.7**	**$60.2**
Pre-Tax Insurance AOI	**Core Financial Services**								
	Insurance	$0.5	$2.2	$24.2	$3.6	$17.0	$4.1	($0.5)	($2.7)

Note: Reconciliations of Adjusted EBITDA and Pre-Tax Insurance AOI to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Pre-Tax Insurance Adjusted Operating Income for Q1 2016 was adjusted to exclude certain intercompany eliminations to better reflect the results of the Insurance segment, and remain consistent with internally reported metrics. Additional details in appendix.

All data as of June 30, 2018 unless otherwise noted

© 2018 HC2 Holdings, Inc.

33

Historical Consolidated Revenue and Adjusted EBITDA ($USD millions) Core Operating Revenue Core Operating Adjusted EBITDA(1) $1,700 $1,619.2 $120 $19.6 $109.1 $109.2 $1,466.8 $105.5 $1,500 $194.0 $2.5 $4.3 $1,406.0 $16.4 $2.9 $6.4 $100 $169.5 $1,300 $161.9 $41.2 $42.0 $80 $44.0 $1,100 $663.2 $502.7 $579.0 $900 $60 $700 $40 $500 $59.9 $51.6 $57.4 $735.0 $701.9 $742.4 $300 $20 $100 $6.9 $0 $5.6 $5.5 $(100) 2016 2017 6/30/2018 2016 2017 6/30/2018 PTGI ICS DBM Global Global Marine ANG PTGI ICS DBM Global Global Marine ANG Non-Core Operating Revenue Non-Core Operating Adjusted EBITDA(1) 2016 2017 LTM 6/30/18 2016 2017 LTM 6/30/18 CIG $142.5 $151.6 $161.2 Pansend ($12.0) ($22.4) ($22.6) Pansend - - - Broadcasting - (0.8) (12.1) Broadcasting - 4.8 26.5 Other (11.2) (2.3) (0.1) Other 9.7 11.0 8.4 Non-Op. Corp. - - - Non-Op. Corp. (25.7) (29.2) (29.0) Total Core + $1,558.1 $1,634.1 $1,815.4 Total Core + $60.2 $50.8 $45.3 Non-Core Non-Core 1. Adjusted EBITDA does not include results of HC2’s Insurance segment. © 2 0 1 8 H C 2 H O L D I N G S , I NC. 34

Appendix:

Free Cash Flow Generation ($USD millions) LTM 6/30/18 Core Operating Adj. EBITDA $ 109.2 Less: Non-Operating Corporate Adj. EBITDA 29.0 Less: DBM Global Maintenance Capex 2.2 Less: GMSL Maintenance Capex 12.0 Less: ANG Maintenance Capex 1.5 Less: Broadcasting Maintenance Capex 0.1 Less: HC2 Capex 0.1 Free Cash Flow(1) $ 64.3 Less: DBM Global Growth Capex 6.4 Less: GMSL Growth Capex 7.9 Less: ANG Growth Capex 3.8 Less: Pansend Growth Capex 0.3 Less: PTGi ICS Growth Capex 0.1 Less: Broadcasting Growth Capex 0.2 Free Cash Flow after Growth Capex $ 45.6 1. Free Cash Flow defined as Adjusted EBITDA less Maintenance Capital Expenditures. © 2 0 1 8 H C 2 H O L D I N G S , I NC. 36

Reconciliation of Net Revenue Last Twelve Months Ended June 30, 2018 (in thousands) Net revenue Twelve Months Ended Six Months Ended Latest Twelve Months December 31, June 30, June 30, June 30, 2017 2017 2018 2018 Construction $ 578,989 $ 251,628 $ 335,851 $ 663,212 Marine Services 169,453 80,565 105,098 193,986 Energy 16,415 8,382 11,580 19,613 Telecommunications 701,898 352,333 392,832 742,397 Core Operating $ 1,466,755 $ 692,908 $ 845,361 $ 1,619,208 Insurance 151,577 74,295 83,950 161,232 Broadcasting 4,765 - 21,745 26,510 Life Sciences - - - - Other 11,026 2,017 3,409 12,418 Non-operating Corporate - - - - Consolidating Elimination - - (3,996) (3,996) Total net revenue $ 1,634,123 $ 769,220 $ 950,469 $ 1,815,372 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 37

Reconciliation of Adjusted EBITDA Last Twelve Months Ended June 30, 2018 (in thousands) Adjusted EBITDA Twelve Months Ended Six Months Ended Latest Twelve Months December 31, June 30, June 30, September 30, 2017 2017 2018 2017 Construction $ 51,588 $ 19,688 $ 25,502 $ 57,402 Marine Services 44,027 19,995 17,956 41,988 Energy 2,911 2,201 3,624 4,334 Telecommunications 6,929 3,841 2,383 5,471 Core Operating $ 105,455 $ 45,725 $ 49,465 $ 109,195 Broadcasting (849) - (11,268) (12,117) Life Sciences (22,366) (8,986) (9,205) (22,585) Other (2,290) (3,321) (1,174) (143) Non-operating Corporate (29,152) (12,164) (12,056) (29,044) Total $ 50,798 $ 21,254 $ 15,762 $ 45,306 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 38

HC2

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended June 30, 2018

(in thousands)

Three Months Ended June 30, 2018	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net Income attributable to HC2 Holdings, Inc.									$ 55,366
Less: Net Income attributable to HC2 Holdings Insurance Segment									565
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(2,009)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,397	$ 10,864	$ 679	$ 1,040	$ 74,124	$ (11,816)	$ (552)	$ (24,926)	$ 56,810
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,665	6,429	1,359	87	53	743	21	20	10,377
Depreciation and amortization (included in cost of revenue)	1,686	-	-	-	-	-	-	-	1,686
Amortization of equity method fair value adjustment at acquisition	-	(370)	-	-	-	-	-	-	(370)
Asset impairment expense	-	-	277	-	-	104	-	-	381
(Gain) loss on sale or disposal of assets	13	(25)	(192)	-	-	8	-	-	(196)
Interest expense	458	1,328	426	-	-	1,523	-	13,446	17,181
Loss on early extinguishment or restructuring of debt	-	-	-	-	-	2,537	-	-	2,537
Gain on sale of subsidiary	-	-	-	-	(102,141)	-	-	-	(102,141)
Other (income) expense, net	(66)	(1,981)	66	99	56	93	121	226	(1,386)
Foreign currency (gain) loss (included in cost of revenue)	-	(420)	-	-	-	-	-	-	(420)
Income tax (benefit) expense	3,318	68	13	-	1	14	(272)	2,759	5,901
Noncontrolling interest	601	4,030	324	-	20,679	(700)	(536)	-	24,398
Bonus to be settled in equity	-	-	-	-	-	-	-	175	175
Share-based compensation expense	-	476	2	-	18	349	200	2,660	3,705
Acquisition and disposition costs	456	-	-	49	2,355	928	-	240	4,028
Adjusted EBITDA	**$ 15,528**	**$ 20,399**	**$ 2,954**	**$ 1,275**	**$ (4,855)**	**$ (6,217)**	**$ (1,018)**	**$ (5,400)**	**$ 22,666**
Total Core Operating Subsidiaries	**$ 40,156**								

© 2018 HC2 Holdings, Inc.

39

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended March 31, 2018

(in thousands)

Three Months Ended March 31, 2018									
	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net (loss) attributable to HC2 Holdings, Inc.									$ (34,996)
Less: Net Income attributable to HC2 Holdings Insurance Segment									1,245
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(1,987)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 3,467	$ (6,253)	$ (698)	$ 1,053	$ (3,936)	$ (12,736)	$ (156)	$ (14,995)	$ (34,254)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:						-			
Depreciation and amortization	1,527	6,828	1,344	86	58	705	21	21	10,590
Depreciation and amortization (included in cost of revenue)	1,593	-	-	-	-	-	-	-	1,593
Amortization of equity method fair value adjustment at acquisition	-	(371)	-	-	-	-	-	-	(371)
(Gain) loss on sale or disposal of assets	415	(2,636)	(31)	-	-	-	-	-	(2,252)
Interest expense	410	1,163	320	-	-	5,706	2	11,724	19,325
Other (income) expense, net	89	948	66	(59)	28	(75)	52	(722)	327
Foreign currency (gain) loss (included in cost of revenue)	-	(102)	-	-	-	-	-	-	(102)
Income tax (benefit) expense	1,832	(66)	-	-	-	-	-	(3,315)	(1,549)
Noncontrolling interest	282	(2,364)	(333)	-	(747)	(610)	(86)	-	(3,858)
Bonus to be settled in equity	-	-	-	-	-	-	-	175	175
Share-based compensation expense	-	410	2	-	74	313	11	278	1,088
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition and disposition costs	359	-	-	28	173	1,646	-	178	2,384
Adjusted EBITDA	**$ 9,974**	**$ (2,443)**	**$ 670**	**$ 1,108**	**$ (4,350)**	**$ (5,051)**	**$ (156)**	**$ (6,656)**	**$ (6,904)**
Total Core Operating Subsidiaries	**$ 9,309**								

© 2018 HC2 Holdings, Inc.

40

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Six Months Ended June 30, 2018

(in thousands)

Six Months Ended June 30, 2018	Core Operating Subsidiaries				Early Stage & Other			Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination		
Net Income attributable to HC2 Holdings, Inc.									$ 20,370
Less: Net Income attributable to HC2 Holdings Insurance Segment									1,810
Less: Consolidating eliminations attributable to HC2 Holdings Insurance segment									(3,996)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 10,864	$ 4,611	$ (19)	$ 2,093	$ 70,188	$ (24,552)	$ (708)	$ (39,921)	$ 22,556
Adjustments to reconcile net income (loss) to Adjusted EBITDA:						-			
Depreciation and amortization	3,192	13,257	2,703	173	111	1,448	42	41	20,967
Depreciation and amortization (included in cost of revenue)	3,279	-	-	-	-	-	-	-	3,279
Amortization of equity method fair value adjustment at acquisition	-	(741)	-	-	-	-	-	-	(741)
Asset impairment expense	-	-	277	-	-	104	-	-	381
(Gain) loss on sale or disposal of assets	428	(2,661)	(223)	-	-	8	-	-	(2,448)
Interest expense	868	2,491	746	-	-	7,229	2	25,170	36,506
Loss on early extinguishment of debt	-	-	-	-	-	2,537	-	-	2,537
Gain on sale of subsidiary	-	-	-	-	(102,141)	-	-	-	(102,141)
Other (income) expense, net	23	(1,033)	132	40	84	18	173	(496)	(1,059)
Foreign currency (gain) loss (included in cost of revenue)	-	(522)	-	-	-	-	-	-	(522)
Income tax (benefit) expense	5,150	2	13	-	1	14	(272)	(556)	4,352
Noncontrolling interest	883	1,666	(9)	-	19,932	(1,310)	(622)	-	20,540
Bonus to be settled in equity	-	-	-	-	-	-	-	350	350
Share-based compensation expense	-	886	4	-	92	662	211	2,938	4,793
Acquisition and disposition costs	815	-	-	77	2,528	2,574	-	418	6,412
Adjusted EBITDA	**$ 25,502**	**$ 17,956**	**$ 3,624**	**$ 2,383**	**$ (9,205)**	**$ (11,268)**	**$ (1,174)**	**$ (12,056)**	**$ 15,762**
Total Core Operating Subsidiaries	**$ 49,465**								

© 2018 HC2 Holdings, Inc.

41

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Six Months Ended June 30, 2017

(in thousands)

Six Months Ended June 30, 2017	Core Operating Subsidiaries				Early Stage & Other			Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination		
Net (loss) attributable to HC2 Holdings, Inc.									$ (32,407)
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment									(597)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,382	$ 8,099	$ (1,062)	$ 3,562	$ (7,516)	$ -	$ (9,187)	$ (33,088)	$ (31,810)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	2,880	10,340	2,629	191	79	-	661	33	16,813
Depreciation and amortization (included in cost of revenue)	2,542	-	-	-	-	-	-	-	2,542
Amortization of equity method fair value adjustment at acquisition	-	(650)	-	-	-	-	-	-	(650)
Asset impairment expense	-	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	(393)	(3,500)	14	-	-	-	-	-	(3,879)
Lease termination costs	-	249	-	-	-	-	-	-	249
Interest expense	381	2,342	290	23	-	-	2,407	20,745	26,188
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	319	319
Other (income) expense, net	7	1,555	1,375	65	(15)	-	2,918	258	6,163
Foreign currency (gain) loss (included in cost of revenue)	-	107	-	-	-	-	-	-	107
Income tax (benefit) expense	5,311	376	12	-	(0)	-	0	(4,366)	1,333
Noncontrolling interest	632	338	(1,239)	-	(1,702)	-	(1,977)	-	(3,948)
Bonus to be settled in equity	-	-	-	-	-	-	-	585	585
Share-based compensation expense	-	739	182	-	168	-	47	1,489	2,625
Acquisition and disposition costs	946	-	-	-	-	-	-	1,861	2,807
Adjusted EBITDA	**$ 19,688**	**$ 19,995**	**$ 2,201**	**$ 3,841**	**$ (8,986)**	**$ -**	**$ (3,321)**	**$ (12,164)**	**$ 21,254**
Total Core Operating Subsidiaries	**$ 45,725**								

© 2018 HC2 Holdings, Inc.

42

HC2

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Full Year Ended December 31, 2017

(in thousands)

Year Ended December 31, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (46,911)
Less: Net Income attributable to HC2 Holdings Insurance segment									7,066
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 23,624	$ 15,173	$ (516)	$ 6,163	$ (18,098)	$ (4,941)	$ (13,064)	$ (62,318)	$ (53,977)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	5,583	22,898	5,071	371	186	302	1,206	71	35,688
Depreciation and amortization (included in cost of revenue)	5,254	-	-	-	-	-	-	-	5,254
Amortization of equity method fair value adjustment at acquisition	-	(1,594)	-	-	-	-	-	-	(1,594)
Asset impairment expense	-	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	292	(3,500)	247	181	-	-	-	-	(2,780)
Lease termination costs	-	249	-	17	-	-	-	-	266
Interest expense	976	4,392	1,181	41	-	1,963	2,410	44,135	55,098
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	(11,411)	(11,411)
Other (income) expense, net	(41)	2,683	1,488	149	(17)	41	6,500	(92)	10,711
Foreign currency (gain) loss (included in cost of revenue)	-	(79)	-	-	-	-	-	-	(79)
Income tax (benefit) expense	10,679	203	(4,243)	7	(820)	(1,811)	682	(10,185)	(5,488)
Noncontrolling interest	1,941	260	(681)	-	(3,936)	755	(1,919)	-	(3,580)
Bonus to be settled in equity	-	-	-	-	-	-	-	4,130	4,130
Share-based compensation expense	-	1,527	364	-	319	194	85	2,754	5,243
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	3,280	1,815	-	-	-	2,648	-	3,764	11,507
Adjusted EBITDA	**$ 51,588**	**$ 44,027**	**$ 2,911**	**$ 6,929**	**$ (22,366)**	**$ (849)**	**$ (2,290)**	**$ (29,152)**	**$ 50,798**
Total Core Operating Subsidiaries	**$ 105,455**								

© 2018 HC2 Holdings, Inc.

43

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended December 31, 2017

(in thousands)

Three Months Ended December 31, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (8,537)
Less: Net Income attributable to HC2 Holdings Insurance segment									3,383
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 9,160	$ 6,230	$ 1,485	$ 1,253	$ (3,822)	$ (4,941)	$ (3,277)	$ (18,008)	$ (11,920)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,389	6,337	1,195	86	57	302	273	21	9,660
Depreciation and amortization (included in cost of revenue)	1,419	-	-	-	-	-	-	-	1,419
Amortization of equity method fair value adjustment at acquisition	-	(371)	-	-	-	-	-	-	(371)
Asset impairment expense	-	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	199	-	208	181	-	-	-	-	588
Lease termination costs	-	-	-	2	-	-	-	-	2
Interest expense	357	1,029	629	4	-	1,963	2	11,704	15,688
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	(5,410)	(5,410)
Other (income) expense, net	117	240	(164)	72	8	41	3,700	368	4,382
Foreign currency (gain) loss (included in cost of revenue)	-	52	-	-	-	-	-	-	52
Income tax (benefit) expense	887	(36)	(4,255)	7	(820)	(1,811)	682	(1,073)	(6,419)
Noncontrolling interest	751	(121)	1,321	-	(728)	755	747	-	2,725
Bonus to be settled in equity	-	-	-	-	-	-	-	2,780	2,780
Share-based compensation expense	-	394	3	-	80	194	19	547	1,237
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	833	1,515	-	-	-	2,648	-	339	5,335
Adjusted EBITDA	**$ 15,112**	**$ 15,269**	**$ 422**	**$ 1,605**	**$ (5,225)**	**$ (849)**	**$ 2,146**	**$ (8,732)**	**$ 19,748**
Total Core Operating Subsidiaries	**$ 32,408**								

© 2018 HC2 Holdings, Inc.

44

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended September 30, 2017

(in thousands)

Three Months Ended September 30, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (5,967)
Less: Net Income attributable to HC2 Holdings Insurance segment									4,280
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,082	$ 844	$ (939)	$ 1,348	$ (6,760)	$ -	$ (600)	$ (11,222)	$ (10,247)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,314	6,221	1,247	94	50	-	272	17	9,215
Depreciation and amortization (included in cost of revenue)	1,293	-	-	-	-	-	-	-	1,293
Amortization of equity method fair value adjustment at acquisition	-	(573)	-	-	-	-	-	-	(573)
Asset impairment expense	-	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	486	-	25	-	-	-	-	-	511
Lease termination costs	-	-	-	15	-	-	-	-	15
Interest expense	238	1,021	262	14	-	-	1	11,686	13,222
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	(6,320)	(6,320)
Other (income) expense, net	(165)	888	277	12	(10)	-	(118)	(718)	166
Foreign currency (gain) loss (included in cost of revenue)	-	(238)	-	-	-	-	-	-	(238)
Income tax (benefit) expense	4,481	(137)	-	-	-	-	-	(4,746)	(402)
Noncontrolling interest	558	43	(763)	-	(1,506)	-	(689)	-	(2,357)
Bonus to be settled in equity	-	-	-	-	-	-	-	765	765
Share-based compensation expense	-	394	179	-	71	-	19	718	1,381
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	1,501	300	-	-	-	-	-	1,564	3,365
Adjusted EBITDA	**$ 16,788**	**$ 8,763**	**$ 288**	**$ 1,483**	**$ (8,155)**	**$ -**	**$ (1,115)**	**$ (8,256)**	**$ 9,796**
Total Core Operating Subsidiaries	**$ 27,322**								

© 2018 HC2 Holdings, Inc.

45

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Three Months Ended June 30, 2017

(in thousands)

Three Months Ended June 30, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (17,911)
Less: Net Income attributable to HC2 Holdings Insurance segment									164
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 4,179	$ (3,053)	$ (365)	$ 2,060	$ (4,106)	$ -	$ (3,757)	$ (13,033)	$ (18,075)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,240	5,255	1,381	94	41	-	331	16	8,358
Depreciation and amortization (included in cost of revenue)	1,302	-	-	-	-	-	-	-	1,302
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	-	(325)
Asset impairment expense	-	-	-	-	-	-	1,810	-	1,810
(Gain) loss on sale or disposal of assets	(145)	-	18	-	-	-	-	-	(127)
Lease termination costs	-	55	-	-	-	-	-	-	55
Interest expense	174	1,040	154	14	-	-	16	10,675	12,073
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	88	88
Other (income) expense, net	28	490	255	(9)	(11)	-	803	214	1,770
Foreign currency (gain) loss (included in cost of revenue)	-	83	-	-	-	-	-	-	83
Income tax (benefit) expense	3,232	(134)	(1)	-	-	-	-	(6,543)	(3,446)
Noncontrolling interest	369	(156)	(492)	-	(911)	-	(1,372)	-	(2,562)
Bonus to be settled in equity	-	-	-	-	-	-	-	585	585
Share-based compensation expense	-	394	91	-	76	-	18	527	1,106
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	701	-	-	-	-	-	-	1,168	1,869
Adjusted EBITDA	**$ 11,080**	**$ 3,649**	**$ 1,041**	**$ 2,159**	**$ (4,911)**	**$ -**	**$ (2,151)**	**$ (6,303)**	**$ 4,564**
Total Core Operating Subsidiaries	**$ 17,929**								

© 2018 HC2 Holdings, Inc. 46

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA
Three Months Ended March 31, 2017

(in thousands)

Three Months Ended March 31, 2017	Core Operating Subsidiaries				Early Stage & Other				
	Construction	Marine	Energy	Telecom	Life Sciences	Broadcasting	Other & Elimination	Non-operating Corporate	Total HC2
Net loss attributable to HC2 Holdings, Inc.									$ (14,496)
Less: Net loss attributable to HC2 Holdings Insurance segment									(761)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 3,203	$ 11,152	$ (697)	$ 1,502	$ (3,410)	$ -	$ (5,430)	$ (20,055)	$ (13,735)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:									
Depreciation and amortization	1,640	5,085	1,248	97	38	-	330	16	8,454
Depreciation and amortization (included in cost of revenue)	1,240	-	-	-	-	-	-	-	1,240
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	-	(325)
Asset impairment expense	-	-	-	-	-	-	-	-	-
(Gain) loss on sale or disposal of assets	(248)	(3,500)	(4)	-	-	-	-	-	(3,752)
Lease termination costs	-	194	-	-	-	-	-	-	194
Interest expense	207	1,302	136	9	-	-	2,391	10,070	14,115
Net loss (gain) on contingent consideration	-	-	-	-	-	-	-	231	231
Other (income) expense, net	(21)	1,065	1,120	74	(4)	-	2,115	44	4,393
Foreign currency (gain) loss (included in cost of revenue)	-	24	-	-	-	-	-	-	24
Income tax (benefit) expense	2,079	510	13	-	-	-	-	2,177	4,779
Noncontrolling interest	263	494	(747)	-	(791)	-	(605)	-	(1,386)
Bonus to be settled in equity	-	-	-	-	-	-	-	-	-
Share-based compensation expense	-	345	91	-	92	-	29	962	1,519
Non-recurring items	-	-	-	-	-	-	-	-	-
Acquisition costs	245	-	-	-	-	-	-	693	938
Adjusted EBITDA	**$ 8,608**	**$ 16,346**	**$ 1,160**	**$ 1,682**	**$ (4,075)**	**$ -**	**$ (1,170)**	**$ (5,862)**	**$ 16,689**
Total Core Operating Subsidiaries	**$ 27,796**								

© 2018 HC2 HOLDINGS, INC.

47

HC2

Reconciliation of U.S. GAAP Net Income (Loss) to Adjusted EBITDA Full Year Ended December 31, 2016

(in thousands)

Year Ended December 31, 2016	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	Total HC2
	Construction	Marine	Energy	Telecom	Life Sciences	Other & Elimination		
Net loss attributable to HC2 Holdings, Inc.								$ (94,549)
Less: Net loss attributable to HC2 Holdings Insurance segment								(14,028)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 28,002	$ 17,447	$ 7	$ 1,435	$ (7,646)	$ (24,800)	$ (94,966)	$ (80,521)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	1,892	22,007	2,248	504	124	1,480	9	28,264
Depreciation and amortization (included in cost of revenue)	4,370	-	-	-	-	-	-	4,370
Amortization of equity method fair value adjustment at acquisition	-	(1,371)	-	-	-	-	-	(1,371)
(Gain) loss on sale or disposal of assets	1,663	(9)	-	708	-	-	-	2,362
Lease termination costs	-	-	-	179	-	-	-	179
Interest expense	1,239	4,774	211	-	-	1,164	35,987	43,375
Net loss (gain) on contingent consideration	-	(2,482)	-	-	-	-	11,411	8,929
Other (income) expense, net	(163)	(2,424)	(8)	(87)	(3,213)	9,987	(1,277)	2,815
Foreign currency (gain) loss (included in cost of revenue)	-	(1,106)	-	-	-	-	-	(1,106)
Income tax (benefit) expense	18,727	1,394	(535)	2,803	1,558	3,250	11,245	38,442
Noncontrolling interest	1,834	974	(4)	-	(3,111)	(2,575)	-	(2,882)
Bonus to be settled in equity	-	-	-	-	-	-	2,503	2,503
Share-based compensation expense	-	1,682	597	-	251	273	5,545	8,348
Non-recurring items	-	-	-	-	-	-	1,513	1,513
Acquisition Costs	2,296	290	27	18	-	-	2,312	4,943
Adjusted EBITDA	**$ 59,860**	**$ 41,176**	**$ 2,543**	**$ 5,560**	**$ (12,037)**	**$ (11,221)**	**$ (25,718)**	**$ 60,163**
Total Core Operating Subsidiaries	**$ 109,139**							

© 2018 HC2 Holdings, Inc.
48

Reconciliation of U.S. GAAP Net Income (Loss) to Insurance Adjusted Operating Income (in thousands) Adjusted Operating Income - Insurance ("Insurance AOI") YTD 2018 Q2 2018 Q1 2018 FY 2017 Q4 2017 Q3 2017 Q2 2017 Q1 2017 FY 2016 Q4 2016 Net Income (loss) - Insurance segment $ 1,810 $ 565 $ 1,245 $ 7,066 $ 3,381 $ 4,282 $ 164 $ (761) $ (14,028) $ (2,050) Net realized and unrealized gains on inv estments (6,939) (4,429) (2,510) (4,983) (2,129) (978) (1,095) (781) (5,019) (7,696) Asset impairment - - - 3,364 - - 2,842 522 2,400 2,400 Acquisition costs 1,062 759 303 2,535 1,377 422 736 - 714 445 Insurance AOI $ (4,067) $ (3,105) $ (962) $ 7,982 $ 2,629 $ 3,726 $ 2,647 $ (1,020) $ (15,933) $ (6,901) Addback: Tax expense (benefit) 6,741 3,560 3,181 16,228 992 13,263 1,461 512 13,196 7,248 Pre-tax Insurance AOI $ 2,674 $ 455 $ 2,219 $ 24,210 $ 3,621 $ 16,989 $ 4,108 $ (508) $ (2,737) $ 347 © 2 0 1 8 H C 2 H O L D I N G S , I NC. 49

Reconciliation of Net Income (Loss) to Normalized Adjusted EBITDA Full Year Ended December 31, 2017 – GrayWolf (in thousands) GrayWolf Normalized Adjusted EBITDA for the Year Ended December 31, 2017 GrayWolf (1) Net Income $8,570 Adjustments to reconcile net income (loss) to Adjusted EBITDA: Depreciation $2,734 Interest 6,407 Tax Benefit (2,607) Gain / Loss on Assets (28) Acquisition Costs 1,641 Non Recurring 2,955 Adjusted EBITDA $19,672 1. GrayWolf Adjusted EBITDA represents normalized EBITDA view, which excludes certain expenses management believes will not be continuing post-acquisition in order to © 2 0 1 8 H C 2 H O L D I N G S , I NC. 50 better reflect ongoing earnings capacity

HC2 HOLDINGS, INC. A n d r e w G . B a c k m a n • i r @ h c 2 . c o m • 2 1 2 . 2 3 5 . 2 6 9 1 • 4 5 0 P a r k A v e n u e , 3 0 th F l o o r , N e w Y o r k , N Y 1 0 0 2 2 © HC2 Holdings, Inc. 2018 October 2018